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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2001


                             Commission file number:
                                    000-15760
                             ----------------------



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




NEW YORK                                      16-0470200
--------                                      ----------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                 Identification No.)


                       ONE HARDINGE DRIVE ELMIRA, NY 14902
             ------------------------------------------------------
                  (Address of principal executive offices) (Zip
                                      code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)

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ITEM 5.  OTHER EVENTS


         On December 5, 2001, Hardinge Inc. issued a press release announcing a further reduction in their North American workforce. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

             99.1   Press Release issued by registrant on  December 5,  2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           HARDINGE INC.





December  6,  2001                         By: /s/ Richard L. Simons
------------------                             --------------------------------
Date                                           Richard L. Simons
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)


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